UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2019

Date of reporting period:	August 1, 2018 — January 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam AMT-Free Municipal Fund

Semiannual report
1 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PPNAX

Putnam
AMT-Free Municipal
Fund

Semiannual report
1 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 11, 2019

Dear Fellow Shareholder:

Investors around the world faced challenging conditions in 2018, with increased volatility and turbulence, and generally more losses than gains for stocks at the end of the year. At the same time, investors who have owned either stocks or bonds for three years or more may still be in positive territory. Historically, periods of market weakness are often followed by recovery and rebounds, and we have already seen evidence of this in the early months of 2019.

If there is any lesson to be learned from these constantly changing markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one way is to diversify across different asset classes and investment strategies.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Municipal bonds have long been popular investments because they offer income exempt from federal tax. Putnam AMT-Free Municipal Fund seeks bonds that are also exempt from the alternative minimum tax (AMT), which affects a significant number of taxpayers.

Managed by a team of industry veterans

The fund’s portfolio managers conduct meticulous credit research to choose bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities.

2 AMT-Free Municipal Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

AMT-Free Municipal Fund 3

How was the market for municipal bonds during the reporting period?

The macroeconomic environment became increasingly challenging as the period progressed. The fourth quarter of 2018 was especially volatile, as investors encountered headlines about U.S.–China trade tensions, rising interest rates, the partial U.S. government shutdown, slowing global growth, and geopolitical tensions. They responded by selling higher-risk equity and fixed-income investments and buying more conservative fixed-income investments and other sanctuary assets. December was especially difficult for stocks, which saw their worst performance for the month since the 1930s. Against this backdrop, municipal bonds outperformed major stock indices and U.S. Treasuries.

The Federal Reserve raised its benchmark interest rate by a quarter of a percentage point in September and December 2018 as expected. However, the Fed surprised investors at its highly anticipated December meeting with its more dovish commentary. Fed Chair Jerome Powell stated that he sees growth and inflation moderating in the future and that there were a number of “cross-currents emerging” that

4 AMT-Free Municipal Fund

Allocations are shown as a percentage of the fund’s net assets as of 1/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund 5

warranted reduction in hikes in 2019 from three to two. Following the January 2019 meeting in which the central bank held rates steady, Powell signaled that impasses over U.S. trade and government budget negotiations and slower growth in Europe and China warranted a “patient” approach to future rate increases. The Fed’s rate-setting committee also referenced “muted inflationary pressure” and downgraded its description of U.S. economic growth from “strong” to “solid.”

Were supply/demand dynamics a factor in the performance of municipal bonds during the period?

The municipal bond market continued to adjust to fluctuating supply/demand dynamics created by the Tax Cuts and Jobs Act [TCJA] of 2017. With the TCJA’s elimination of tax-exempt advanced refundings, new-issue supply fell. An advanced refunding occurs when an issuer refinances a bond before its call date by issuing a second bond at a lower interest rate to pay off the original, older higher-yielding bond, thereby reducing interest cost. Consequently, new municipal bond issuance fell from $448 billion in 2017 to $338 billion in 2018. This represented a year-over-year decline of 24%, according to the Bond Buyer. A decline in available supply typically helps to support prices and provided a counterweight to changing demand dynamics.

By reducing the corporate tax rate from 35% to 21%, the TCJA made municipal bonds a less compelling investment for corporate buyers. As such, municipal bond assets held by banks declined $73 billion, or 12% year-over-year from 2017 to 2018, according to JPMorgan research. On the other hand, the tax law’s elimination of a number of deductions traditionally taken by high-income earners made the tax-exempt status of municipal bonds more attractive to retail buyers.

How did the fund perform during the reporting period?

For the six months ended January 31, 2019, the fund underperformed the Bloomberg Barclays Municipal Bond Index [the municipal benchmark] but outperformed the average return of its Lipper peer group, General & Insured Municipal Debt Funds.

What was your investment strategy in this environment?

With the flattening of the yield curve, we saw better relative value in bonds with maturities of 15 to 20 years. As such, we favored an overweight position in bonds with longer intermediate maturities while underweighting shorter intermediate and long maturity holdings. Consequently, the fund’s yield-curve positioning had more of a bulleted portfolio structure focused on the intermediate portion of the curve at period-end. This positioning resulted in an average maturity of approximately 16 years. Additionally, we used market weakness in October and November to adjust duration in the portfolios to capture positive seasonal conditions in December and early January. [Duration affects the portfolios’ sensitivity to interest rates.] Consequently, the fund’s duration positioning moved to a generally neutral to a slightly longer stance during the period.

From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB. We continued to look for what we view as attractively priced opportunities to move higher up the credit-quality spectrum. This defensive positioning was positive for the fund’s performance, as lower-quality bonds underperformed higher-quality bonds. With municipal credit fundamentals seemingly stable, credit spreads remain at or near post-2008-crisis lows. From a sector positioning

6 AMT-Free Municipal Fund

perspective, we favored continuing-care retirement community, pre-paid gas, and essential-service utility bonds relative to the fund’s Lipper peer group.

Geographically speaking, the fund held a modest overweight in Illinois general obligation [G.O.] bonds. While Illinois G.O. bonds slightly underperformed the municipal benchmark during the period, they remain an attractive opportunity, in our view. We believe that the state’s financial profile continued to stabilize, and this is not currently reflected by market spreads.

The fund also continued to hold an underweight position in Puerto Rico-based issuers relative to its Lipper peers. The U.S. territory’s current economic and financial conditions remain extremely difficult, in our view, as the island recovers from Hurricane Maria. The majority of Puerto Rico’s bonds are in default and are not currently making coupon payments. We believe that the eventual recovery value and economic return of investing in such debt will be determined by the ongoing negotiations between Puerto Rico, the federal control board, and creditors, as well as the long-term economic growth of the island. The uncertainty and volatility of these factors cause us to remain cautious and prefer an underweight position. That said, many Puerto Rico bond prices jumped during 2018 as the market appears to have priced in the potential of higher recoveries.

Just before the close of the reporting period, the U.S. federal control board that oversees Puerto Rico’s finances asked a court to invalidate more than $6 billion of G.O. debt issued in 2012 and 2014 by the U.S. territory. In its decision, the board deemed these bonds in “clear violation” of debt limits established by Puerto Rico’s constitution. If a judge agrees with the board’s assertion, bondholders of those G.O. bonds would lose their investment. The fund does not hold the bonds in question. However, this development underscores our view that Puerto Rico is a challenging place to invest with confidence.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

AMT-Free Municipal Fund 7

How did you use derivatives during the period?

We employed U.S. Treasury bond futures to help manage interest-rate risk in the fund.

What is your outlook for interest rates and the municipal bond market?

Given the recent volatility in the markets and signs that global growth is slowing, we believe the Fed’s rate-setting committee has shifted gears from autopilot to “wait and see.” We believe slower growth and the absence of inflationary pressures may keep the Fed on hold until summer.

With their competitive tax-adjusted returns and stable credit fundamentals, municipals could perform relatively well in 2019, in our view. We’ll continue to monitor the market on a daily basis to capture opportunities that arise from supply and/or demand imbalances. We’ll also continue to adjust the portfolio’s interest-rate sensitivity accordingly as our views change.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 AMT-Free Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.63%	52.80%	4.33%	18.53%	3.46%	5.83%	1.91%	2.25%	1.44%
After sales charge	5.50	46.69	3.91	13.79	2.62	1.60	0.53	–1.84	–2.61
Class B (9/9/85)
Before CDSC	5.63	45.37	3.81	14.96	2.83	3.85	1.27	1.66	1.12
After CDSC	5.63	45.37	3.81	12.97	2.47	0.99	0.33	–3.26	–3.82
Class C (7/26/99)
Before CDSC	5.54	41.56	3.54	14.08	2.67	3.46	1.14	1.52	1.11
After CDSC	5.54	41.56	3.54	14.08	2.67	3.46	1.14	0.54	0.12
Class M (6/1/95)
Before sales charge	5.39	48.71	4.05	16.97	3.18	4.96	1.63	2.03	1.37
After sales charge	5.28	43.88	3.71	13.17	2.50	1.55	0.51	–1.29	–1.93
Class R6 (5/22/18)
Net asset value	5.50	56.41	4.57	19.86	3.69	6.54	2.13	2.45	1.56
Class Y (1/2/08)
Net asset value	5.50	56.45	4.58	19.90	3.70	6.56	2.14	2.48	1.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

AMT-Free Municipal Fund 9

Comparative index returns For periods ended 1/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.35%	56.10%	4.55%	19.20%	3.58%	6.60%	2.15%	3.26%	2.05%
Lipper General &
Insured Municipal
Debt Funds category	5.87	61.99	4.88	19.00	3.52	5.95	1.94	2.37	1.24
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/19, there were 275, 261, 233, 203, 157, and 28 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/19

Distributions	Class A		Class B	Class C	Class M		ClassR6	Class Y
Number	6		6	6	6		6	6
Income[1]	$0.211403		$0.164843	$0.153476	$0.190597		$0.228489	$0.228258
Capital gains[2]
Long-term gains	0.159800		0.159800	0.159800	0.159800		0.159800	0.159800
Short-term gains	—		—	—	—		—	—
Total	$0.371203		$0.324643	$0.313276	$0.350397		$0.388289	$0.388058
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
7/31/18	$14.93	$15.55	$14.95	$14.97	$14.97	$15.47	$14.94	$14.94
1/31/19	14.77	15.39	14.79	14.82	14.82	15.32	14.78	14.78
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.60%	2.50%	1.98%	1.82%	2.32%	2.24%	2.83%	2.83%
Taxable equivalent[4]	4.39	4.22	3.34	3.07	3.92	3.78	4.78	4.78
Current 30-day
SEC yield[5]	N/A	2.19	1.67	1.52	N/A	1.95	2.53	2.52
Taxable equivalent[4]	N/A	3.70	2.82	2.57	N/A	3.29	4.27	4.26

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 AMT-Free Municipal Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.63%	56.69%	4.59%	19.95%	3.70%	6.13%	2.00%	0.51%	1.04%
After sales charge	5.50	50.42	4.17	15.15	2.86	1.89	0.63	–3.51	–3.00
Class B (9/9/85)
Before CDSC	5.63	49.06	4.07	16.33	3.07	4.22	1.39	–0.13	0.72
After CDSC	5.63	49.06	4.07	14.33	2.71	1.35	0.45	–4.96	–4.20
Class C (7/26/99)
Before CDSC	5.54	45.15	3.80	15.52	2.93	3.76	1.24	–0.20	0.65
After CDSC	5.54	45.15	3.80	15.52	2.93	3.76	1.24	–1.17	–0.34
Class M (6/1/95)
Before sales charge	5.38	52.60	4.32	18.36	3.43	5.33	1.75	0.30	0.90
After sales charge	5.28	47.64	3.97	14.51	2.75	1.91	0.63	–2.96	–2.38
Class R6 (5/22/18)
Net asset value	5.50	60.50	4.84	21.37	3.95	6.91	2.25	0.78	1.16
Class Y (1/2/08)
Net asset value	5.50	60.43	4.84	21.33	3.94	6.87	2.24	0.74	1.09

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/18	0.79%	1.41%	1.56%	1.06%	0.55%*	0.56%
Annualized expense ratio for the
six-month period ended 1/31/19	0.80%	1.42%	1.57%	1.07%	0.56%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

AMT-Free Municipal Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/18 to 1/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000 *†	$4.06	$7.20	$7.96	$5.43	$2.85	$2.90
Ending value (after expenses)	$1,014.40	$1,011.20	$1,011.10	$1,013.70	$1,015.60	$1,015.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/19, use the following calculation method. To find the value of your investment on 8/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000 *†	$4.08	$7.22	$7.98	$5.45	$2.85	$2.91
Ending value (after expenses)	$1,021.17	$1,018.05	$1,017.29	$1,019.81	$1,022.38	$1,022.33

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 AMT-Free Municipal Fund

Consider these risks before investing

Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

AMT-Free Municipal Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

14 AMT-Free Municipal Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2019, Putnam employees had approximately $477,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

AMT-Free Municipal Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 AMT-Free Municipal Fund

The fund’s portfolio 1/31/19 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
BAM Build America Mutual	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	PSFG Permanent School Fund Guaranteed
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are floating-
FNMA Coll. Federal National Mortgage	rate securities with long-term maturities that carry
Association Collateralized	coupons that reset and are payable upon demand
FRB Floating Rate Bonds: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate at the close of the reporting period. Rates	current interest rate at the close of the reporting
may be subject to a cap or floor. For certain securities,	period. Rates are set by remarketing agents and may
the rate may represent a fixed rate currently in place	take into consideration market supply and demand,
at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
FRN Floating Rate Notes: the rate shown is the current	Index rate, which was 1.43% as of the close of the
interest rate or yield at the close of the reporting period.	reporting period.
Rates may be subject to a cap or floor. For certain
securities, the rate may represent a fixed rate currently
in place at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.9%)*	Rating**	Principal amount	Value
Alabama (0.4%)
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,219,749
5.00%, 9/15/33	AA	125,000	142,593
			1,362,342
Arizona (3.6%)
AZ State Lottery Rev. Bonds, 5.00%, 7/1/27 ###	AA+	2,000,000	2,346,920
El Mirage, G.O. Bonds, AGM, 5.00%, 7/1/42	AA	750,000	810,878
Glendale, Excise Tax Rev. Bonds, 5.00%, 7/1/30	AA	1,000,000	1,181,020
Glendale, Indl. Dev. Auth. Rev. Bonds,
(Midwestern U.), 5.125%, 5/15/40	A	2,125,000	2,200,799
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	A/F	1,000,000	1,035,100
4.00%, 5/15/29	A/F	1,000,000	1,048,900
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/37	AA–	315,000	356,211
(Greathearts, AZ), Ser. A, 5.00%, 7/1/37	AA–	750,000	846,458
Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	Baa1	1,000,000	1,215,120
			11,041,406
California (5.3%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A–/F	500,000	537,110
CA State Infrastructure & Econ. Dev. Bank
Rev. Bonds, (J. David Gladstone Inst.), Ser. A,
5.00%, 10/1/31	A–	1,000,000	1,074,840

AMT-Free Municipal Fund 17

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
6.625%, 11/15/24	BBB+/F	$2,000,000	$2,062,480
AGM, 5.00%, 11/15/44	AA	500,000	557,180
Chula Vista, Muni. Fin. Auth. Special Tax Bonds,
5.50%, 9/1/30	AA–	775,000	874,549
Foothill-De Anza, Cmnty. College Dist. COP
5.00%, 4/1/36	AA+	200,000	226,788
5.00%, 4/1/35	AA+	250,000	284,193
5.00%, 4/1/33	AA+	300,000	342,564
Los Angeles Cnty., Fac. Inc. Lease Rev. Bonds,
(Vermont Corridor Cnty., Admin. Bldg.), Ser. A,
5.00%, 12/1/37	AA	1,335,000	1,554,514
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds, Ser. A,
5.00%, 7/1/45 ##	Aa2	1,500,000	1,728,885
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	750,000	1,033,433
Merced, City School Dist. G.O. Bonds,
(Election of 2003), NATL
zero %, 8/1/25	AA–	1,190,000	1,027,137
zero %, 8/1/24	AA–	1,125,000	1,000,339
Sacramento, Regl. Trans. Dist. Rev. Bonds,
(Farebox), 5.00%, 3/1/27	A3	315,000	329,877
San Bernardino, Cmnty. College Dist. G.O. Bonds,
Ser. A, 4.00%, 8/1/33	Aa2	1,000,000	1,077,580
San Mateo, Union High School Dist. G.O. Bonds,
(Election 2010), stepped-coupon zero %
(6.700%, 9/1/28), 9/1/41 ††	Aaa	1,100,000	990,187
U. of CA Rev. Bonds, Ser. AZ, 5.00%, 5/15/48	Aa2	1,000,000	1,140,050
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	400,654
			16,242,360
Colorado (1.0%)
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21), (Sr. Libor Index), Ser. B, 2.724%, 9/1/39	A2	1,000,000	1,008,110
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A2	3,525,000	1,961,240
			2,969,350
Connecticut (0.5%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F
5.00%, 7/1/34	BBB+/F	1,250,000	1,315,488
5.00%, 7/1/33	BBB+/F	250,000	263,915
			1,579,403
Delaware (0.3%)
DE State Hlth. Fac. Auth. Rev. Bonds, (Bayhealth
Med. Ctr.), Ser. A, 4.00%, 7/1/35	AA–	1,000,000	1,060,820
			1,060,820

18 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
District of Columbia (2.4%)
DC Rev. Bonds, (Kipp DC), Ser. A, 5.00%, 7/1/37	BBB+	$1,250,000	$1,354,550
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds
(Green Bond), Ser. A, 5.00%, 10/1/45	AA+	2,500,000	2,818,950
Ser. B, 5.00%, 10/1/37	AA+	1,010,000	1,149,350
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, (Dulles Metrorail), 5.00%, 10/1/53	Baa1	2,000,000	2,066,480
			7,389,330
Florida (4.9%)
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	360,000	369,112
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,375,000	1,492,384
Lakeland, Hosp. Syst. Rev. Bonds,
(Lakeland Regl. Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,152,420
Miami-Dade Cnty., Rev. Bonds, 5.00%, 7/1/43	AA	1,500,000	1,712,580
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev.
Bonds, Ser. A, 5.00%, 7/1/40	A1	1,000,000	1,037,890
Miami-Dade Cnty., Transit Syst. Rev. Bonds,
4.00%, 7/1/36	AA	1,755,000	1,829,254
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,000,000	1,067,540
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds,
(Republic Drive/Universal), 5.00%, 4/1/23	A–/F	1,630,000	1,759,145
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	2,000,000	2,189,920
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds,
(Sarasota Memorial Hosp.), 5.00%, 7/1/38	A1	500,000	565,660
South Lake Hosp. Dist. Rev. Bonds,
(South Lake Hosp.), Ser. A, 6.00%, 4/1/29	Baa1	660,000	663,472
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	263,957
			15,103,334
Georgia (3.4%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station),
5.00%, 12/1/21	A3	1,250,000	1,349,250
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (8/22/19), (GA Pwr. Co. (Plant Vogtle)),
1.85%, 12/1/49	A–	2,000,000	1,997,160
Fulton Cnty., Dev. Auth. Rev. Bonds,
(GA Tech Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	900,000	975,537
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,000,000	1,027,370
5.00%, 3/1/37	BBB–/F	200,000	207,800
Gainesville & Hall Cnty., Hosp. Auth. Rev.
Bonds, (Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/37	A	3,000,000	3,339,270
Muni. Election Auth. of GA Rev. Bonds,
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	1,500,000	1,568,205
			10,464,592

AMT-Free Municipal Fund 19

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	$200,000	$218,262
			218,262
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds,
(Kahala Nui), 5.25%, 11/15/37	A–/F	250,000	272,285
			272,285
Idaho (1.2%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	558,405
ID State Hsg. & Fin. Assn. Rev. Bonds, (Garvee),
4.00%, 7/15/30	A2	3,000,000	3,127,530
			3,685,935
Illinois (10.1%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,789,744
Ser. B-2, 5.50%, 1/1/37	BBB+	1,000,000	1,060,380
Chicago, Board of Ed. G.O. Bonds, (School Reform),
Ser. B-1, NATL, zero %, 12/1/21	Baa2	1,000,000	918,810
Chicago, Motor Fuel Tax Rev. Bonds, AGM,
5.00%, 1/1/31	AA	500,000	538,390
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. F,
5.00%, 1/1/40	A2	1,045,000	1,067,729
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	531,685
Ser. C, 5.00%, 1/1/39	A	750,000	809,138
(2nd Lien), 5.00%, 1/1/39	A	565,000	604,477
Ser. C, 5.00%, 1/1/34	A	400,000	438,696
Ser. C, 5.00%, 1/1/33	A	405,000	445,095
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	735,278
IL Fin. Auth. Rev. Bonds, (American Wtr. Cap. Corp.),
5.25%, 10/1/39	A	1,575,000	1,595,491
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	600,000	615,834
5.00%, 1/1/41	Baa3	340,000	348,160
5.00%, 11/1/34	Baa3	1,900,000	1,979,040
Ser. B, 5.00%, 10/1/31	Baa3	1,000,000	1,067,020
Ser. C, 5.00%, 11/1/29	Baa3	1,000,000	1,072,340
5.00%, 8/1/21	Baa3	1,000,000	1,048,650
IL State Fin. Auth. Rev. Bonds
(Art Institute of Chicago (The)), 5.00%, 3/1/30	Aa3	1,500,000	1,708,380
(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	400,000	411,852
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	500,000	531,740
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/32	Aa3	2,000,000	2,263,560
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion), Ser. B,
5.00%, 12/15/33	BBB	300,000	320,343

20 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds, (McCormick), Ser. A, NATL,
zero %, 12/15/22	A	$5,500,000	$4,853,970
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,143,020
Railsplitter Tobacco Settlement Auth. Rev. Bonds,
5.00%, 6/1/24	A	1,000,000	1,129,210
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	2,000,000	2,308,860
			31,336,892
Indiana (0.3%)
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living),
5.75%, 11/15/41	BBB/F	1,000,000	1,054,990
			1,054,990
Kansas (0.5%)
KS State Dev. Fin. Auth. Rev. Bonds,
(Lifespace Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	1,455,000	1,491,040
			1,491,040
Kentucky (3.8%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	500,000	544,665
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Louisville Arena Auth., Inc.), Ser. A, AGM,
4.00%, 12/1/41	AA	1,000,000	1,020,860
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/35	A1	1,000,000	1,128,470
(Project No. 84), NATL, 5.00%, 8/1/20	A1	1,650,000	1,722,633
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25), Ser. C-1,
4.00%, 12/1/49	A3	1,400,000	1,476,972
Mandatory Put Bonds (61/1/25), Ser. B,
4.00%, 1/1/49	A1	1,800,000	1,920,852
Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/30	A–	2,750,000	3,119,710
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds,
(American Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	800,000	810,232
			11,744,394
Louisiana (1.2%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev.
Bonds, (St. Tammany Parish Hosp.), Ser. A
5.00%, 7/1/38	A/F	1,500,000	1,684,110
5.00%, 7/1/34	A/F	1,000,000	1,147,840
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	800,000	872,528
			3,704,478
Maryland (0.3%)
Gaithersburg, Econ. Dev. Rev. Bonds,
(Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	300,000	324,531
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	500,000	537,650
			862,181

AMT-Free Municipal Fund 21

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
Massachusetts (7.1%)
MA State G.O. Bonds, Ser. E, 4.00%, 4/1/46	Aa1	$2,275,000	$2,318,475
MA State Dept. Trans. Rev. Bonds, (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	1,000,000	1,025,850
MA State Dev. Fin. Agcy. Rev. Bonds
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	725,000	737,296
(Emerson College), Ser. A, 5.50%, 1/1/30
(Prerefunded 1/1/20)	BBB+	180,000	186,269
(Suffolk U.), 5.125%, 7/1/40	Baa2	500,000	515,020
(Franklin W. Olin College of Engineering), Ser. E,
5.00%, 11/1/43	A+	2,200,000	2,391,004
(Brandeis U.), Ser. S-1, 5.00%, 10/1/35 ###	A1	800,000	923,320
(Brandeis U.), Ser. S-1, 5.00%, 10/1/30 ###	A1	1,615,000	1,920,655
MA State Edl. Fin. Auth. Rev. Bonds, Ser. A,
5.50%, 1/1/22	AA	1,000,000	1,033,910
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA
Coll., FHLMC Coll., 2.75%, 12/1/41	Aa1	165,000	165,645
MA State School Bldg. Auth. Sales Tax Rev. Bonds
Ser. A, 5.25%, 2/15/48	AA	1,250,000	1,446,400
Ser. C, 5.00%, 8/15/37	AA+	5,000,000	5,623,750
MA State Trans. Fund Rev. Bonds, Ser. A,
5.00%, 6/1/43	Aa1	3,150,000	3,590,591
			21,878,185
Michigan (6.6%)
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds,
Ser. A, AGM, 5.00%, 7/1/43	AA	3,000,000	3,213,780
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,085
Great Lakes, Wtr. Auth. Swr. Rev. Bonds,
(Brazos Presbyterian Homes, Inc.), Ser. C,
5.00%, 7/1/36	A	2,500,000	2,790,350
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/27	A2	1,000,000	1,122,200
5.00%, 11/1/41	A	2,200,000	2,422,178
Kentwood, Economic Dev. Rev. Bonds,
(Holland Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	1,000,000	1,051,210
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,000,000	1,084,960
Ser. H-1, 5.00%, 10/1/39	AA–	525,000	586,488
(Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/39	BB+	2,000,000	2,156,820
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A	400,000	442,284
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	200,000	221,466
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A+	140,000	153,880
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	803,901
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	4,415,680
			20,470,282

22 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
Minnesota (0.2%)
MN State Higher Ed. Fac. Auth. Rev. Bonds,
(Carleton College)
4.00%, 3/1/37	Aa2	$130,000	$136,780
4.00%, 3/1/36	Aa2	400,000	422,604
			559,384
Mississippi (1.2%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5.00%, 5/1/37	A2	1,750,000	1,760,763
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.)
Ser. E, 1.50%, 12/1/30	VMIG 1	450,000	450,000
Ser. C, 1.45%, 12/1/30	VMIG 1	1,500,000	1,500,000
			3,710,763
Nebraska (1.2%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A3	2,500,000	2,735,450
Central Plains, Energy Rev. Bonds, (NE Gas No. 3),
5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	1,000,000	1,073,970
			3,809,420
Nevada (0.3%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	525,000	588,179
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/20	A	380,000	393,824
			982,003
New Hampshire (1.0%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	500,000	541,700
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,000,000	2,188,660
NH State Hlth. & Ed. Fac. Auth. VRDN, (U. Syst. of NH),
Ser. B, 1.60%, 7/1/33	VMIG 1	400,000	400,000
			3,130,360
New Jersey (3.3%)
Bayonne, G.O. Bonds, (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	700,000	770,378
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	374,619
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,402,750
NJ State Higher Ed. Assistance Auth. Rev. Bonds,
(Student Loan), Ser. A, 5.625%, 6/1/30	AA	1,000,000	1,012,200
NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/33	A+	1,350,000	1,516,806
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, 5.25%, 6/15/36	Baa1	1,000,000	1,042,790
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	750,000	846,308
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 6/1/34	A–	1,250,000	1,387,513
			10,353,364

AMT-Free Municipal Fund 23

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
New Mexico (1.0%)
NM State Muni. Energy Acquisition Auth. Gas
Supply FRN Mandatory Put Bonds (8/1/19), Ser. B,
2.431%, 11/1/39	Aa2	$2,000,000	$2,000,260
Sante Fe, Retirement Fac. Rev. Bonds,
(El Castillo Retirement Res.), 5.00%, 5/15/42	BBB–	980,000	999,218
			2,999,478
New York (7.2%)
Hudson Yards Infrastructure Corp. Rev. Bonds,
Ser. A, FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa3	15,000	16,236
Metro. Trans. Auth. Rev. Bonds
Ser. D-1, 5.00%, 11/15/39	A1	500,000	545,750
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A1	2,600,000	2,750,774
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 1.88%, 11/1/26	AA	2,130,000	2,111,767
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	2,000,000	2,036,460
NY City, G.O. Bonds, Ser. F-1, 5.00%, 4/1/45	Aa2	1,170,000	1,328,032
NY City, VRDN, Ser. 1, 1.56%, 4/1/36	VMIG 1	3,000,000	3,000,000
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN,
Ser. DD-1, 1.55%, 6/15/43	VMIG 1	2,360,000	2,360,000
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. A-1,
5.00%, 8/1/38	AAA	2,000,000	2,315,740
NY State Dorm. Auth. Personal Income Tax
Rev. Bonds, (Bidding Group 3 Bonds), Ser. B,
5.00%, 2/15/39	Aa1	2,000,000	2,282,900
Triborough Bridge & Tunnel Auth. VRDN, Ser. F,
1.56%, 11/1/32	VMIG 1	1,300,000	1,300,000
Triborough Bridge & Tunnel Auth. FRN Mandatory
Put Bonds (9/26/19), Ser. B, 2.031%, 1/1/32	Aa3	2,130,000	2,130,511
			22,178,170
Ohio (2.5%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5.75%, 6/1/34	B–	500,000	468,180
5.375%, 6/1/24	B–	955,000	902,676
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(Friendship Village of Dublin Oblig. Group),
5.00%, 11/15/34	BBB+/F	700,000	734,664
Lucas Cnty., Hlth. Care Fac. Rev. Bonds,
(Sunset Retirement Cmntys.), 5.50%, 8/15/30	A–/F	650,000	686,706
OH Hsg. Fin. Agcy. Rev. Bonds, (Single Fam. Mtge.),
Ser. 1, GNMA Coll., FNMA Coll., FHMLC Coll.,
5.00%, 11/1/28	Aaa	70,000	70,937
OH State Rev. Bonds, (Northeast OH Regl. Swr. Dist.),
5.00%, 11/15/44	Aa1	1,015,000	1,131,075
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic
Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,330,938
OH State Tpk. Comm. Rev. Bonds, 5.00%, 2/15/48	Aa3	1,250,000	1,341,288

24 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Scioto Cnty., Hosp. Rev. Bonds,
(Southern OH Med. Ctr.), 5.00%, 2/15/33	A3	$500,000	$556,255
Warren Cnty., Hlth. Care Fac. Rev. Bonds,
(Otterbein Homes Oblig. Group), Ser. A,
5.75%, 7/1/33	A	500,000	560,975
			7,783,694
Oregon (0.1%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A,
5.20%, 6/1/31	Aa3	295,000	295,779
			295,779
Pennsylvania (7.0%)
Allegheny Cnty., G.O. Bonds, Ser. C-72,
5.25%, 12/1/32	Aa3	670,000	758,447
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/32	A	2,200,000	2,502,764
Cmnwlth. Fin. Auth. Rev. Bonds, (Tobacco Master
Settlement Payment Bonds), 5.00%, 6/1/32	A1	1,000,000	1,141,490
Dallas, Area Muni. Auth. U. Rev. Bonds,
(Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	317,238
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds,
(Pinnacle Hlth. Syst.), Ser. A, 6.00%, 6/1/29	A1	1,305,000	1,321,469
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds,
(Scranton U.), 4.00%, 11/1/40	A–	500,000	498,535
PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds,
(American Wtr. Co.), 6.20%, 4/1/39	A1	1,900,000	1,912,350
PA State COP, Ser. A
5.00%, 7/1/38	A2	750,000	834,893
5.00%, 7/1/30	A2	200,000	231,310
PA State Higher Edl. Fac. Auth. Rev. Bonds,
(East Stroudsburg U.), 5.00%, 7/1/31	Baa3	760,000	775,299
PA State Pub. School Bldg. Auth. Rev. Bonds,
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5.00%, 6/15/33	AA	1,885,000	2,041,794
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	675,000	733,313
Ser. A, 5.00%, 12/1/38	A1	650,000	712,784
Ser. 2nd, 5.00%, 12/1/35	A3	1,000,000	1,114,600
5.00%, 12/1/23 ###	A1	3,000,000	3,323,940
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. B, 5.00%, 12/1/26	A2	500,000	590,270
Philadelphia, Gas Wks. Rev. Bonds,
(1998 Gen. Ordinance), Ser. 14, 5.00%, 10/1/34	A	1,000,000	1,122,080
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,271,758
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	250,000	290,548
			21,494,882

AMT-Free Municipal Fund 25

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
Rhode Island (0.7%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds,
(Lifespan Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	$365,000	$400,146
5.00%, 5/15/26	BBB+	580,000	667,615
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	1,000,000	1,003,700
			2,071,461
South Carolina (1.8%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds,
(LexMed Oblig. Group), 5.00%, 11/1/29	A1	500,000	576,370
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach
Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	665,062
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A+	1,000,000	1,073,220
Ser. A, 5.00%, 12/1/55	A+	545,000	570,506
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A+	595,000	627,249
(Oblig.), Ser. B, 5.00%, 12/1/37	A+	500,000	544,495
Ser. A, 5.00%, 12/1/36	A+	1,500,000	1,634,085
			5,690,987
Texas (13.5%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, PSFG
5.00%, 12/1/37	AAA	725,000	825,935
4.00%, 12/1/32	AAA	375,000	398,453
4.00%, 12/1/29	AAA	500,000	543,105
Austin-Bergstrom Landhost Enterprises,
Inc. Rev. Bonds
5.00%, 10/1/36	A3	600,000	679,146
5.00%, 10/1/33	A3	400,000	458,616
Bexar Cnty., G.O. Bonds, 4.00%, 6/15/33	Aaa	500,000	533,145
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33	A–	300,000	323,457
Clifton, Higher Ed. Fin. Corp. Rev. Bonds,
(IDEA Pub. Schools)
Ser. B, 5.00%, 8/15/27	BBB+	350,000	400,929
PSFG, 4.00%, 8/15/30	AAA	1,000,000	1,084,960
PSFG, 4.00%, 8/15/29	AAA	1,500,000	1,652,490
Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	6,000,000	6,727,486
Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	1,160,000	1,307,517
Fort Bend Indpt. School Dist. Mandatory Put Bonds
(8/1/21), Ser. D, PSFG, 1.50%, 8/1/42	AAA	2,445,000	2,413,093
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds, (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/38	Baa2	500,000	520,660
Houston, Util. Syst. Rev. Bonds
Ser. D, 5.00%, 11/15/39	Aa2	1,000,000	1,121,160
Ser. B, 5.00%, 11/15/36	Aa2	3,000,000	3,427,260
Leander, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5.00%, 8/15/40	AAA	2,000,000	2,232,720

26 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
Texas cont.
Matagorda Cnty., Poll. Control Rev. Bonds,
(Central Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A–	$600,000	$621,768
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/32	BBB–	685,000	741,389
5.00%, 9/15/31	BBB–	525,000	569,184
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	400,000	419,756
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(TX Woman’s U. CHF-Collegiate Hsg. Dining),
Ser. B-1, AGM, 5.00%, 7/1/38	AA	360,000	397,375
(Tarleton State U. Collegiate Student Hsg.), Ser. A,
5.00%, 4/1/35	Baa3	800,000	845,032
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29	Baa3	500,000	535,335
North TX, Thruway Auth. Rev. Bonds, Ser. B, AGM,
4.00%, 1/1/36	AA	1,000,000	1,037,060
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. A,
6.25%, 1/1/24	A+	655,000	657,279
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	1,000,000	1,153,480
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.),
5.00%, 11/15/37	A/F	1,250,000	1,355,200
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	500,000	530,225
TX State G.O. Bonds, (Trans. Comm.-Mobility Fund)
Ser. A, 5.00%, 10/1/36	Aaa	3,300,000	3,755,301
4.00%, 10/1/32	Aaa	200,000	211,546
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,000,000	1,079,620
TX State Muni. Pwr. Agcy. Rev. Bonds,
(Syst. Net/Transmission Converting Security)
5.00%, 9/1/36	A+	400,000	416,480
5.00%, 9/1/35	A+	400,000	416,856
TX State Trans. Comm. Tpk. Syst. Rev. Bonds,
(1st Tier), Ser. A, 5.00%, 8/15/41	A3	2,150,000	2,277,474
			41,670,492
Utah (0.2%)
UT State Charter School Fin. Auth. Rev. Bonds,
(UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	666,730
			666,730
Virginia (1.8%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB+/F	350,000	378,147
VA Cmnwlth. Trans. Board Rev. Bonds
(Cap. Projects), 4.00%, 5/15/34	Aa1	325,000	336,307
4.00%, 5/15/33	Aa1	3,000,000	3,231,270
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev. Bonds,
Ser. B, 4.00%, 7/1/35	Aa3	1,500,000	1,564,185
			5,509,909

AMT-Free Municipal Fund 27

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
Washington (3.3%)
Central Puget Sound Regl. Trans. Auth. Rev. Bonds,
(Green Bond), Ser. S-1, 5.00%, 11/1/45	AAA	$3,120,000	$3,500,203
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA	1,500,000	1,499,175
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds,
(Valley Med. Ctr.), 5.00%, 12/1/37	A2	1,500,000	1,684,305
WA State G.O. Bonds
Ser. A-1, 5.00%, 8/1/37	Aa1	750,000	847,320
Ser. D, 4.00%, 2/1/34	Aa1	1,595,000	1,658,848
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 2.774%, 1/1/42	A+	1,100,000	1,112,650
			10,302,501
West Virginia (0.2%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
FRB, (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A–	500,000	524,555
			524,555
Wisconsin (0.3%)
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	1,000,000	1,073,600
			1,073,600
Total municipal bonds and notes (cost $302,904,416)			$308,739,393

	Principal amount/
SHORT-TERM INVESTMENTS (0.0%)*	shares	Value
U.S. Treasury Bills 2.528%, 6/20/19 #	$70,000	$69,356
U.S. Treasury Bills 2.434%, 5/23/19 #	14,000	13,898
Total short-term investments (cost $83,231)		$83,254

TOTAL INVESTMENTS
Total investments (cost $302,987,647)		$308,822,647

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2018 through January 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $308,985,549.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

28 AMT-Free Municipal Fund

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $83,238 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 6).

 ## Forward commitment, in part or in entirety (Note 1).

 ### When issued security (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.43%, 2.51% and 2.74%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	16.3%
Utilities	15.6
Tax bonds	15.5
Transportation	11.8

FUTURES CONTRACTS OUTSTANDING at 1/31/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	22	$3,544,750	$3,544,750	Mar-19	$(5,825)
Unrealized appreciation					—
Unrealized (depreciation)					(5,825)
Total					$(5,825)

AMT-Free Municipal Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$308,739,393	$—
Short-term investments	—	83,254	—
Totals by level	$—	$308,822,647	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(5,825)	$—	$—
Totals by level	$(5,825)	$—	$—

The accompanying notes are an integral part of these financial statements.

30 AMT-Free Municipal Fund

Statement of assets and liabilities 1/31/19 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $302,987,647)	$308,822,647
Cash	8,485,389
Interest and other receivables	3,037,026
Receivable for shares of the fund sold	53,582
Receivable for investments sold	15,000
Receivable for custodian fees (Note 2)	6,135
Prepaid assets	48,998
Total assets	320,468,777

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	10,089,027
Payable for shares of the fund repurchased	845,745
Payable for compensation of Manager (Note 2)	113,475
Payable for investor servicing fees (Note 2)	30,992
Payable for Trustee compensation and expenses (Note 2)	136,752
Payable for administrative services (Note 2)	3,312
Payable for distribution fees (Note 2)	69,698
Payable for variation margin on futures contracts (Note 1)	28,875
Distributions payable to shareholders	110,664
Other accrued expenses	54,688
Total liabilities	11,483,228

Net assets	$308,985,549

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$303,185,696
Total distributable earnings (Note 1)	5,799,853
Total — Representing net assets applicable to capital shares outstanding	$308,985,549

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($240,592,860 divided by 16,290,430 shares)	$14.77
Offering price per class A share (100/96.00 of $14.77)*	$15.39
Net asset value and offering price per class B share ($1,038,630 divided by 70,225 shares)**	$14.79
Net asset value and offering price per class C share ($21,248,182 divided by 1,434,157 shares)**	$14.82
Net asset value and redemption price per class M share ($1,008,019 divided by 68,029 shares)	$14.82
Offering price per class M share (100/96.75 of $14.82)†	$15.32
Net asset value, offering price and redemption price per class R6 share
($295,838 divided by 20,009 shares)	$14.78‡
Net asset value, offering price and redemption price per class Y share
($44,802,020 divided by 3,030,498 shares)	$14.78

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

‡ Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 31

Statement of operations Six months ended 1/31/19 (Unaudited)

INVESTMENT INCOME
Interest income	$5,750,101
Total investment income	5,750,101

EXPENSES
Compensation of Manager (Note 2)	690,118
Investor servicing fees (Note 2)	96,337
Custodian fees (Note 2)	4,398
Trustee compensation and expenses (Note 2)	6,507
Distribution fees (Note 2)	400,983
Administrative services (Note 2)	5,586
Other	115,936
Total expenses	1,319,865
Expense reduction (Note 2)	(30,028)
Net expenses	1,289,837
Net investment income	4,460,264

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,801,500
Total net realized gain	2,801,500
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(2,800,536)
Futures contracts	(5,825)
Total change in net unrealized depreciation	(2,806,361)
Net loss on investments	(4,861)

Net increase in net assets resulting from operations	$4,455,403

The accompanying notes are an integral part of these financial statements.

32 AMT-Free Municipal Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/19*	Year ended 7/31/18
Operations
Net investment income	$4,460,264	$10,381,489
Net realized gain on investments	2,801,500	4,323,341
Change in net unrealized depreciation of investments	(2,806,361)	(9,591,727)
Net increase in net assets resulting from operations	4,455,403	5,113,103
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(58,479)	(123,432)
Class B	(256)	(795)
Class C	(5,064)	(12,356)
Class M	(228)	(330)
Class R6	(71)	—
Class Y	(12,142)	(23,186)
From tax-exempt net investment income
Class A	(3,422,561)	(8,095,338)
Class B	(12,364)	(39,187)
Class C	(221,163)	(583,922)
Class M	(10,216)	(19,746)
Class R6	(3,099)	(61)
Class Y	(765,292)	(1,602,839)
From net realized long-term gain on investments
Class A	(2,595,816)	—
Class B	(11,352)	—
Class C	(224,790)	—
Class M	(10,110)	—
Class R6	(3,160)	—
Class Y	(538,970)	—
Decrease from capital share transactions (Note 4)	(22,346,630)	(51,375,211)
Total decrease in net assets	(25,786,360)	(56,763,300)

NET ASSETS
Beginning of period	334,771,909	391,535,209
End of period (Note 1)	$308,985,549	$334,771,909

* Unaudited.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	investment income	on investments	distributions	of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	(%)
Class A
January 31, 2019**	$14.93	.21	—	.21	(.21)	(.16)	(.37)	$14.77	1.44*	$240,593	.41*	1.42*	19 *
July 31, 2018	15.16	.44	(.23)	.21	(.44)	—	(.44)	14.93	1.43	256,172.79		2.91	32
July 31, 2017	15.71	.48	(.56)	(.08)	(.47)	—	(.47)	15.16	(.43)	310,029.79		3.14	31
July 31, 2016	15.28	.53	.43	.96	(.53)	—	(.53)	15.71	6.39	358,847	.80[c]	3.41[c]	11
July 31, 2015	15.26	.57	.02	.59	(.57)	—	(.57)	15.28	3.86	306,111.78		3.69	10
July 31, 2014	14.74	.57	.52	1.09	(.57)	—	(.57)	15.26	7.56	333,666.78		3.85	11
Class B
January 31, 2019 **	$14.95	.16	—	.16	(.16)	(.16)	(.32)	$14.79	1.12*	$1,039	.72*	1.10 *	19 *
July 31, 2018	15.17	.35	(.22)	.13	(.35)	—	(.35)	14.95	.85	1,345	1.41	2.29	32
July 31, 2017	15.73	.38	(.56)	(.18)	(.38)	—	(.38)	15.17	(1.11)	2,099	1.41	2.52	31
July 31, 2016	15.30	.43	.43	.86	(.43)	—	(.43)	15.73	5.73	2,874	1.42[c]	2.79[c]	11
July 31, 2015	15.27	.47	.03	.50	(.47)	—	(.47)	15.30	3.29	2,757	1.40	3.07	10
July 31, 2014	14.76	.48	.51	.99	(.48)	—	(.48)	15.27	6.82	2,958	1.40	3.24	11
Class C
January 31, 2019**	$14.97	.15	.01	.16	(.15)	(.16)	(.31)	$14.82	1.11*	$21,248	.79*	1.03*	19 *
July 31, 2018	15.20	.33	(.23)	.10	(.33)	—	(.33)	14.97	.64	23,682	1.56	2.14	32
July 31, 2017	15.76	.36	(.56)	(.20)	(.36)	—	(.36)	15.20	(1.25)	30,961	1.56	2.37	31
July 31, 2016	15.33	.41	.43	.84	(.41)	—	(.41)	15.76	5.56	33,064	1.57[c]	2.63[c]	11
July 31, 2015	15.30	.45	.03	.48	(.45)	—	(.45)	15.33	3.13	24,934	1.55	2.92	10
July 31, 2014	14.78	.45	.52	.97	(.45)	—	(.45)	15.30	6.71	26,761	1.55	3.09	11
Class M
January 31, 2019**	$14.97	.19	.01	.20	(.19)	(.16)	(.35)	$14.82	1.37*	$1,008	.54*	1.28*	19 *
July 31, 2018	15.20	.40	(.23)	.17	(.40)	—	(.40)	14.97	1.15	758	1.06	2.64	32
July 31, 2017	15.76	.44	(.57)	(.13)	(.43)	—	(.43)	15.20	(.76)	750	1.06	2.83	31
July 31, 2016	15.33	.49	.43	.92	(.49)	—	(.49)	15.76	6.09	1,535	1.07[c]	3.13[c]	11
July 31, 2015	15.30	.52	.03	.55	(.52)	—	(.52)	15.33	3.64	1,091	1.05	3.42	10
July 31, 2014	14.78	.53	.52	1.05	(.53)	—	(.53)	15.30	7.25	988	1.05	3.58	11
Class R6
January 31, 2019**	$14.94	.23	—	.23	(.23)	(.16)	(.39)	$14.78	1.56*	$296	.28*	1.54*	19 *
July 31, 2018†	14.87	.09	.07	.16	(.09)	—	(.09)	14.94	1.08*	10	.11*	.60 *	32
Class Y
January 31, 2019**	$14.94	.23	—	.23	(.23)	(.16)	(.39)	$14.78	1.56*	$44,802	.29 *	1.53*	19 *
July 31, 2018	15.17	.48	(.23)	.25	(.48)	—	(.48)	14.94	1.66	52,804.56		3.14	32
July 31, 2017	15.73	.51	(.56)	(.05)	(.51)	—	(.51)	15.17	(.26)	47,696.56		3.36	31
July 31, 2016	15.30	.56	.43	.99	(.56)	—	(.56)	15.73	6.63	52,668	.57[c]	3.61[c]	11
July 31, 2015	15.27	.60	.03	.63	(.60)	—	(.60)	15.30	4.17	30,320.55		3.92	10
July 31, 2014	14.75	.60	.52	1.12	(.60)	—	(.60)	15.27	7.80	26,374.55		4.08	11

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

34 AMT-Free Municipal Fund	AMT-Free Municipal Fund 35

Notes to financial statements 1/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2018 through January 1, 2019.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). The fund does not intend to invest in securities the interest on which is subject to the alternative minimum tax (AMT). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from federal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

36 AMT-Free Municipal Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a when issued, forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, for hedging treasury term structure risk, for yield curve positioning and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

AMT-Free Municipal Fund 37

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $302,942,086, resulting in gross unrealized appreciation and depreciation of $7,065,664 and $1,190,928, respectively, or net unrealized appreciation of $5,874,736.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended July 31, 2018, the fund had undistributed net investment income of $220,640.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

38 AMT-Free Municipal Fund

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.217% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$73,795	Class R6	51
Class B	343	Class Y	15,277
Class C	6,624	Total	$96,337
Class M	247

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $30,028 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $241, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

AMT-Free Municipal Fund 39

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$284,191
Class B	1.00%	0.85%	4,840
Class C	1.00%	1.00%	109,904
Class M	1.00%	0.50%	2,048
Total			$400,983

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,958 and $5 from the sale of class A and class M shares, respectively, and received $162 and $114 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$57,447,766	$77,590,232
U.S. government securities (Long-term)	—	—
Total	$57,447,766	$77,590,232

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	1,578,763	$23,242,515	1,478,490	$22,273,062
Shares issued in connection with
reinvestment of distributions	349,528	5,153,633	472,095	7,105,801
	1,928,291	28,396,148	1,950,585	29,378,863
Shares repurchased	(2,800,315)	(41,330,728)	(5,244,503)	(79,139,550)
Net decrease	(872,024)	$(12,934,580)	(3,293,918)	$(49,760,687)

40 AMT-Free Municipal Fund

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	1,317	$19,637	3,931	$59,189
Shares issued in connection with
reinvestment of distributions	1,445	21,328	2,390	36,047
	2,762	40,965	6,321	95,236
Shares repurchased	(22,537)	(334,452)	(54,628)	(824,355)
Net decrease	(19,775)	$(293,487)	(48,307)	$(729,119)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	60,557	$896,124	145,648	$2,196,660
Shares issued in connection with
reinvestment of distributions	27,041	399,854	35,002	528,390
	87,598	1,295,978	180,650	2,725,050
Shares repurchased	(235,192)	(3,495,978)	(635,796)	(9,585,033)
Net decrease	(147,594)	$(2,200,000)	(455,146)	$(6,859,983)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	17,059	$252,818	6,649	$100,039
Shares issued in connection with
reinvestment of distributions	1,327	19,616	1,279	19,297
	18,386	272,434	7,928	119,336
Shares repurchased	(986)	(14,662)	(6,625)	(99,365)
Net increase	17,400	$257,772	1,303	$19,971

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 1/31/19		TO 7/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	21,639	$319,603	675	$10,032
Shares issued in connection with
reinvestment of distributions	430	6,330	4	61
	22,069	325,933	679	10,093
Shares repurchased	(2,737)	(40,481)	(2)	(23)
Net increase	19,332	$285,452	677	$10,070

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	352,602	$5,201,623	1,135,468	$17,187,749
Shares issued in connection with
reinvestment of distributions	74,237	1,095,294	82,969	1,248,697
	426,839	6,296,917	1,218,437	18,436,446
Shares repurchased	(930,772)	(13,758,704)	(828,453)	(12,491,909)
Net increase (decrease)	(503,933)	$(7,461,787)	389,984	$5,944,537

AMT-Free Municipal Fund 41

At the close of the reporting period, Putnam Investments, LLC owned 695 class R6 shares of the fund (3.47% of class R6 shares outstanding), valued at $10,272.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	9

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$—	Payables	$5,825*
Total		$—		$5,825

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Interest rate contracts	$(5,825)	$(5,825)
Total	$(5,825)	$(5,825)

42 AMT-Free Municipal Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Futures contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Futures contracts§	28,875	28,875
Total Liabilities	$28,875	$28,875
Total Financial and Derivative Net Assets	$(28,875)	$(28,875)
Total collateral received (pledged)†##	$—
Net amount	$(28,875)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts which is not included in the table above, amounted to $83,238.

AMT-Free Municipal Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 AMT-Free Municipal Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
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BROCKTON, MA
PERMIT NO. 600

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SA043 315314 3/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2019